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                                                                   EXHIBIT 10.17

                                 January 6, 2005








VIA FAX (305) 835 2236
Odimo Incorporated
14001 N.W. 4th Street
Sunrise, Florida 33325
Attn: Alan Lipton, CEO

         RE:  FINANCIAL SUPPORT

Dear Alan:

         This is to confirm that in the event that Odimo Incorporated's current cash availability from its credit facility with Silicon Valley Bank (the
"Credit Facility") is completely consumed and Odimo Incorporated requires additional cash to fund operations during the year ended December 31, 2005, that Softbank Capital Partners LP (from itself and certain affiliates) shall provide to Odimo Incorporated up to $5 million of equity financing on terms mutually agreeable to the parties or bridge financing on similar terms as outlined in the Credit Facility.

                                            Very truly yours,

                                            SOFTBANK CAPITAL PARTNERS LP

                                            By: SOFTBANK Capital Partners LLC,
                                                     its General Partner


                                            By: /s/ Steven J. Murray
                                                --------------------------------
                                                  Steven J. Murray
                                                  Administrative Member